As Filed with the Securities and Exchange Commission on June 5, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 1, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

          On June 1, 2006, the Registrant priced the offering of A$350,000,000 Fixed Rate Senior Notes due June 15, 2011, A$400,000,000 Floating Rate Senior Notes due June 15, 2011 and A$250,000,000 Floating Rate Senior Notes due June 15, 2016 (collectively, the "Notes").  The Notes were sold to non-United States investors pursuant to the Bank of America Corporation Australian Medium-Term Note Program.  The press release announcing the pricing of the offering of the Notes, which was released in Australia, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated in Australia on June 1, 2006 regarding the sale of the Notes

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                        TERESA M. BRENNER
                                                                                        Associate General Counsel

Dated:  June 5, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated in Australia on June 1, 2006 regarding the sale of the Notes